                                                             EXHIBIT (h)(15)(b)

                              Amendment No. 1 to
                 Amended and Restated Participation Agreement
             Franklin Templeton Variable Insurance Products Trust
                     Franklin Templeton Distributors, Inc.
       The United States Life Insurance Company in the City of New York
                 American General Equity Services Corporation

   The participation agreement, dated as of September 5, 2003, by and among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., The United States Life Insurance Company in the City of New York, and American General Equity Services Corporation (the "Agreement") is hereby amended as follows:

   Schedules A, C and D of the Agreement are hereby deleted in their entirety and replaced with the Schedules A, C and D attached hereto, respectively.

   All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date as of January 2, 2007.

Franklin Templeton Variable Insurance Products Trust

By:              __________________________

Name:            __________________________

Title:           __________________________

Franklin Templeton Distributors,
Inc.

By:
                 __________________________

Name:
                 __________________________

Title:
                 __________________________


The United States Life Insurance  (Corporate Seal)
Company in theCity of New York

By:    __________________________ Attest: __________________________

Name:  __________________________ Name:   __________________________

Title: __________________________ Title:  __________________________

American General Equity Services  (Corporate Seal)
Corporation

By:    __________________________ Attest: __________________________

Name:  __________________________ Name:   __________________________

Title: __________________________ Title:  __________________________

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

                                  Schedule A

                                  The Company

The United States Life Insurance Company in the City of New York
830 Third Avenue
New York, New York 10022

A life insurance company organized as a corporation under New York law.

                                  Schedule C

 Available Portfolios and Classes of Shares of the Trust; Investment Advisers

 Franklin Templeton Variable Insurance
            Products Trust                       Investment Adviser
 -------------------------------------  -------------------------------------
 Franklin U.S. Government Fund-Class 2  Franklin Advisers, Inc.
 Mutual Shares Securities Fund-Class 2  Franklin Mutual Advisers, LLC
 Templeton Foreign Securities           Templeton Investment Counsel, Inc.
   Fund-Class 2
 Franklin Small Cap Value Securities    Franklin Advisory Services, LLC
   Fund - Class 2

                                  Schedule D

                           Contracts of the Company

                             Product Name Registered Y/N   Separate Account Name
#      Insurance Company      1933 Act # State Form ID   Registered Y/N 1940 Act # Classes of Shares and Portfolios
-   ------------------------ --------------------------- ------------------------- --------------------------------
01. The United States Life     Platinum Investor VUL     The United States Life      Class 2 shares:
    Insurance Company in the   Yes                       Insurance Company in the    Franklin U.S. Government
    City of New York           333-79471                 City of New York Separate   Fund
                               97600N                    Account USL VL-R            Mutual Shares Securities
                                                         Yes                         Fund
                                                         811-09359                   Templeton International
                                                                                     Securities Fund

02. The United States Life     Platinum Investor         The United States Life      Class 2 shares:
    Insurance Company in the   Survivor VUL              Insurance Company in the    Franklin U.S. Government
    City of New York           Yes                       City of New York Separate   Fund
                               333-57026                 Account USL VL-R            Mutual Shares Securities
                               99206N                    Yes                         Fund
                                                         811-09359                   Templeton International
                                                                                     Securities Fund

03. The United States Life     Platinum Investor PLUS    The United States Life      Class 2 shares:
    Insurance Company in the   VUL                       Insurance Company in the    Franklin U.S. Government
    City of New York           Yes                       City of New York Separate   Fund
                               333-105246                Account USL VL-R            Mutual Shares Securities
                               02600N                    Yes                         Fund
                                                         811-09359                   Templeton Foreign Securities
                                                                                     Fund
                                                                                     Franklin Small Cap Value
                                                                                     Securities Fund

04. The United States Life     Platinum Investor         The United States Life      Class 2 shares:
    Insurance Company in the   Survivor II VUL           Insurance Company in the    Franklin U.S. Government
    City of New York           Yes                       City of New York Separate   Fund
                               333-105762                Account USL VL-R            Mutual Shares Securities
                               01206N                    Yes                         Fund
                                                         811-09359                   Templeton Foreign Securities
                                                                                     Fund
                                                                                     Franklin Small Cap Value
                                                                                     Securities Fund

05. The United States Life     Platinum Investor IVA     The United States Life      Class 2 shares:
    Insurance Company in the   Yes                       Insurance Company in the    Franklin U.S. Government
    City of New York           333-109499                City of New York Separate   Fund
                               03017N                    Account USL VA-R            Mutual Shares Securities
                                                         Yes                         Fund
                                                         811-09007                   Templeton Foreign Securities
                                                                                     Fund
                                                                                     Franklin Small Cap Value
                                                                                     Securities Fund

06. The United States Life     Platinum Investor VIP     The United States Life      Class 2 shares:
    Insurance Company in the   VUL                       Insurance Company in the    Franklin U.S. Government
    City of New York           Yes                       City of New York Separate   Fund
                               333-137941                Account USL VL-R            Mutual Shares Securities
                               05604N and 05604NU        Yes                         Fund
                                                         811-09359                   Templeton Foreign Securities
                                                                                     Fund
                                                                                     Franklin Small Cap Value
                                                                                     Securities Fund